                                                          CODESHARE AGREEMENT

         This Amendment No. 1 (the "Amendment") is made and entered into as of February 8, 2002 (the "Effective Date"), by and between Frontier Airlines, Inc. ("Frontier"), a corporation organized under the laws of Colorado, and Great
Lakes Aviation Ltd. ("Great Lakes"), a corporation organized under the laws of Iowa.

RECITALS:

A.       Frontier and Great Lakes have entered into a Codeshare Agreement, dated as of May 3, 2001
                  (the "Codeshare Agreement").  All capitalized terms used in this Amendment, but not defined herein, shall have the meaning given to such terms in the Codeshare Agreement.

B.       Frontier has also entered into a codeshare agreement with Mesa Airlines, Inc.

NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Great Lakes and Frontier agree to amend the Codeshare Agreement as follows:

1.       Add the following new Section 2(4):  In consideration for the reservation services, CRS fees, credit card charge commissions, and certain ticketing services provided by Frontier under the
                  Codeshare Agreement, Great Lakes agrees to pay to Frontier a * per passenger fee for passengers flying solely on connecting routes that involve flight segments operated by both
                  Mesa and Great Lakes under the F9 code; i.e., connecting routes that do not involve any
                  Frontier-operated segments.

2.       This Amendment shall be in full force and effect during the entire term of the Codeshare Agreement.

                                                              GREAT LAKES AVIATION, LTD.

                                                              By: ______________________________
                                                              Name: ____________________________
                                                              Title: _____________________________

                                                              FRONTIER AIRLINES, INC.

                                                              By: ______________________________
                                                              Name: ____________________________
                                                              Title: _____________________________